EXHIBIT 10.2

EXECUTION VERSION

GUARANTY

This GUARANTY (this “Guaranty”) is entered into as of August 2, 2017 by the undersigned (each a “Guarantor”, and together with any future Subsidiaries executing this Guaranty, being collectively referred to herein as the “Guarantors”) in favor of and for the benefit of Cortland Capital Market Services LLC, as Administrative Agent and Collateral Agent for and representative of (in such capacities herein called “Agent”) the financial institutions (“Lenders”) from time to time party to the Credit Agreement referred to below and the other Credit Parties (as defined in the Credit Agreement referred to below).

RECITALS

A. IBG Borrower LLC, a Delaware limited liability company (the “Borrower”), has entered into that certain Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and the Agent. Capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B. The Loan Parties (other than the Borrower) are sometimes referred to herein as “Guarantee Parties” and each, a “Guarantee Party”.

C. A portion of the proceeds of the Loans may be advanced to the Guarantors, and thus the Guaranteed Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of the Guarantors (which benefits are hereby acknowledged).

D. It is a condition precedent to the making of the initial Loans under the Credit Agreement that the Obligations be guaranteed by the Guarantors.

E. Each Guarantor is willing, irrevocably and unconditionally, to guaranty such Obligations.

NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lenders and Agent to enter into the Credit Agreement and to make Loans and other extensions of credit thereunder, and to induce each other Credit Party to make certain financial accommodations, each Guarantor hereby agrees as follows:

1. Guaranty.

(a) Each Guarantor, jointly and severally with each other Guarantor under this Guaranty, irrevocably and unconditionally guarantees, as primary obligor and not merely as surety, the due and punctual payment in full of all Guaranteed Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code). The term “Guaranteed Obligations” means any and all Obligations of any of the Loan Parties now or hereafter made, incurred or created, whether for principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), premiums (including the Prepayment Premium), fees (including the fees provided for in the Fee Letters), Credit Party Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), or otherwise, and any and all expenses (including reasonable and documented out-of-pocket counsel fees and expenses) incurred by Agent or any of the other Credit Parties in enforcing any rights under any of the Loan Documents, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising.

Each Guarantor acknowledges that a portion of the Loans and other extensions of credit may be advanced to it and that the Guaranteed Obligations are being incurred for and will inure to its benefit.

Any interest on any portion of the Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of any Guarantee Party (or, if interest on any portion of the Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Obligations if said proceeding had not been commenced) shall be included in the Obligations because it is the intention of each Guarantor and Agent that the Obligations should be determined without regard to any rule of law or order that may relieve any Guarantee Party of any portion of such Obligations.

In the event that all or any portion of the Guaranteed Obligations is paid by the Guarantee Parties, the obligations of each Guarantor hereunder that is a Guarantee Party at such time of payment shall continue and remain in full force and effect or be reinstated (including after the Termination Date), as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from Agent or any other Credit Party as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guaranteed Obligations. The obligations of each Guarantor under this paragraph shall survive termination of this Guaranty.

Subject to the other provisions of this Section 1, upon the failure of any Guarantee Party to pay any of the Guaranteed Obligations when and as the same shall become due, each Guarantor will promptly upon written demand by the Agent (provided that any failure to give such written demand shall in no way limit any Guarantor’s obligations or the Agent’s rights, powers and remedies hereunder) pay, or cause to be paid, in cash, to Agent for the ratable benefit of Credit Parties, an amount equal to the aggregate of the unpaid Guaranteed Obligations.

(b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty and the other Loan Documents shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law or other applicable law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement.

(c) Each Guarantor under this Guaranty desires to allocate among themselves, in a fair and equitable manner, its obligations arising under this Guaranty. Accordingly, subject to Section 6, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty, each such Guarantor or such other guarantor shall be entitled to a contribution from each of the other Guarantors in the maximum amount permitted by law so as to maximize the aggregate amount of the Guaranteed Obligations paid to Credit Parties.

2. Guaranty Absolute; Continuing Guaranty. The obligations of each Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations (other than contingent indemnification claims for which a claim has not been asserted). In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectability; (b) Agent may (or at the discretion of the Required Lenders shall) enforce this Guaranty upon the occurrence and during the continuance of an Event of Default under the Credit Agreement; (c) the obligations of each Guarantor hereunder are independent of the obligations of the other Guarantee Parties under the Loan Documents and a separate action or actions may be brought and prosecuted against each Guarantor whether or not any action is brought against any Guarantee Party or any of such other guarantors and whether or not any Guarantee Party is joined in any such action or actions; and (d) a payment of a portion, but not all, of the Guaranteed Obligations by one or more Guarantors shall in no way limit, affect, modify or abridge the liability of such or any other Guarantor for any portion of the Guaranteed Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its successors and assigns, and each Guarantor waives, to the extent permitted by applicable law, any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

3. Actions by Credit Parties. Any Credit Party may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of any Guarantor’s liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations in accordance with the terms of the relevant Loan Document, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person with respect to the Guaranteed Obligations and (e) exercise any other rights available to Agent or the other Credit Parties, or any of them, under the Loan Documents.

4. No Discharge. This Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable, subject to bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or law), and shall not be subject to any limitation, impairment or discharge for any reason other than payment in full of the Guaranteed Obligations (other than contingent indemnification claims for which a claim has not been asserted) or as otherwise provided in the Loan Documents), including without limitation the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of the Credit Agreement, any of the other Loan Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations; (c) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (d) the application of payments received from any source to the payment of indebtedness other than the Guaranteed Obligations, even though Agent or the other Credit Parties, or any of them, might have elected to apply such payment to any part or all of the Guaranteed Obligations; (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (f) any defenses (other than defenses of payment or performance), set-offs or counterclaims which any Guarantee Party may assert against Agent or any Credit Party in respect of the Guaranteed Obligations, including but not limited to failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury; and (g) any other act or thing or omission, or delay to do any other act or thing (other than the payment in full of the Guaranteed Obligations (other than contingent indemnification claims for which a claim has not been asserted)), which may or might in any manner or to any extent vary the risk of a Guarantor as an obligor in respect of the Guaranteed Obligations.

5. Waivers. Each Guarantor waives, to the extent permitted by applicable law, for the benefit of Credit Parties: (a) any right to require Agent, as a condition of payment or performance by such Guarantor, to (i) proceed against any Guarantee Party, any other guarantor of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held by any Guarantee Party, any other guarantor of the Guaranteed Obligations or any other Person, (iii) except as provided in any Loan Document, proceed against or have resort to any balance of any deposit account or credit on the books of any Credit Party in favor of any Guarantee Party or any other Person, or (iv) pursue any other remedy in the power of any Credit Party; (b) any defense (other than the defense of payment or performance) arising by reason of the incapacity, lack of authority or any disability or other defense of any Guarantee Party including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any Guarantee Party from any cause other than the payment in full of the Guaranteed Obligations (other than contingent indemnification claims for which a claim has not been asserted) ; (c) any defense (other than the defense of payment or performance) based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense (other than the defense of payment or performance) based upon Agent’s errors or omissions in the administration of the Guaranteed Obligations, except for errors or omissions due to Agent’s willful misconduct, bad faith or gross negligence (to the extent determined in a final non-appealable order of a court of competent jurisdiction); (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights of set-offs, recoupments and counterclaims and (iv) promptness, diligence and any requirement that any Credit Party protect, secure, perfect or insure any Lien or any property subject thereto; (f) except as required by any other Loan Document, notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to any Loan Party and notices of any of the matters referred to in Sections 3 and 4 and any right to consent to any thereof; and (g) to the fullest extent permitted by law, any defenses (other than the defense of payment or performance) or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty. Further, in accordance with Section 2856 of the California Civil Code, each Guarantor waives any and all rights and defenses available to it by reason of Sections 2787 to 2855, inclusive, of the California Civil Code (this sentence is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty or to any of the Guaranteed Obligations).

6. Guarantors’ Rights of Subrogation, Contribution, Etc.; Subordination of Other Obligations. Until payment in full of the Guaranteed Obligations (other than contingent indemnification claims for which a claim has not been asserted), each Guarantor shall, solely with respect to the Obligations, withhold exercise of (a) any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against any Guarantee Party or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against any Guarantee Party, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Credit Party now has or may hereafter have against any Guarantee Party, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Credit Party and (b) any right of contribution such Guarantor now has or may hereafter have against any other guarantor of any of the Obligations, including under Section 1(c). Each Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against any Guarantee Party or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Credit Party may have against any Guarantee Party in respect of the Guaranteed Obligations, to all right, title and interest any Credit Party may have in any such collateral or security under the Loan Documents.

7. Indemnity; Expenses. Each Guarantor agrees that the Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement. Each Guarantor agrees to indemnify and hold harmless the Agent from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Guaranty and the transactions contemplated hereby (including, without limitation, enforcement of this Guaranty) in accordance with, and subject to the limitations set forth in, Section 10.04 of the Credit Agreement.

8. Financial Condition of Guarantee Parties. No Credit Party shall have any obligation, and each Guarantor waives (to the extent permitted by applicable law) any duty on the part of any Credit Party, to disclose or discuss with such Guarantor its assessment, or such Guarantor’s assessment, of the financial condition of each Guarantee Party or any matter or fact relating to the business, operations or condition of each Guarantee Party. Each Guarantor has adequate means to obtain information from each Guarantee Party on a continuing basis concerning the financial condition of each Guarantee Party and its ability to perform its obligations under the Loan Documents and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of each Guarantee Party and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations.

9. Representations and Warranties; Covenants. Each Guarantor hereby represents and warrants that this Guaranty (a) has been duly executed and delivered by such Guarantor and (b) constitutes a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by any applicable restrictions under this Guaranty and applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity.

10. Set Off. Any rights Lenders may have with respect to set off shall be solely as set forth in Section 10.08 of the Credit Agreement.

11. Discharge of Guaranty Upon Designation as Non-Guarantor Entity or Sale of Guarantor. Upon (a) any Guarantor becoming or being otherwise deemed to be a Non-Guarantor Entity in accordance with the terms of the Credit Agreement or (b) the sale or other disposition of a Guarantor (or any other transaction pursuant to which a Guarantor ceases to be a Subsidiary) to any Person (other than a Loan Party) that is permitted by the Credit Agreement or to which Required Lenders have otherwise consented, as applicable, such Guarantor shall be automatically and unconditionally released from this Guaranty and the Agent shall execute and deliver such releases and other documents of such Guarantor, at the expense of the Loan Parties, as may be reasonably requested by a Loan Party.

12. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty (which in any event shall not include execution of counterparts to this Guaranty as contemplated herein), and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of Agent and, in the case of any such amendment or modification, each Guarantor affected thereby. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

13. Miscellaneous. It is not necessary for the Agent to inquire into the capacity or powers of any Guarantor or any Guarantee Party or the officers, directors or any agents acting or purporting to act on behalf of any of them.

The rights, powers and remedies given to Agent by this Guaranty are cumulative and shall be in addition to all rights, powers and remedies given to Agent by virtue of any statute or rule of law or in any of the Loan Documents. Any forbearance or failure to exercise, and any delay by the Agent in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE GUARANTORS, AGENT AND THE OTHER CREDIT PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

This Guaranty shall inure to the benefit of Credit Parties and their respective successors and permitted assigns.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN MANHATTAN BOROUGH, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT THE AGENT, ANY LENDER OR ANY OTHER CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGAINST ANY GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY JURISDICTION.

Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty in any court referred to in the immediately preceding paragraph of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.02 of the Credit Agreement. Nothing in this Guaranty will affect the right of any party hereto to serve process in any other manner permitted by law.

EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH CREDIT PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

14. Additional Guarantors. The initial Guarantors hereunder shall be such of the Subsidiaries or other entities (other than Non-Guarantor Entities) of, or owned by, Parent or the Borrower as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, Subsidiaries or other entities (other than Non-Guarantor Entities) of, or owned by, Parent or the Borrower may become parties hereto, as additional Guarantors (each an “Additional Guarantor”), by executing a counterpart of this Guaranty. A form of such a counterpart is attached as Exhibit A. Upon delivery of any such counterpart to Agent, notice of which is hereby waived by the Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

15. Counterparts. This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Guaranty by telecopy or electronic transmission (including Adobe pdf file) shall be effective as delivery of a manually executed counterpart of this Guaranty.

16. Interpretive Provisions. Sections 1.02 and 1.03 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

17. Termination. Subject to the provisions of the fourth paragraph of Section 1(a), upon payment in full of the Guaranteed Obligations (other than contingent indemnification claims for which a claim has not been asserted) (or the occurrence of any transaction permitted by the Credit Agreement which would require termination of this Guaranty or a release of a Guarantor hereunder), this Guaranty and the guarantees made herein shall automatically and unconditionally terminate with respect to all Guaranteed Obligations and each Guarantor shall be automatically and unconditionally released from its Guaranteed Obligations hereunder upon such termination, all without delivery of any instrument or performance of any act by any Person. In connection with any termination or release pursuant to this Section 17, the Agent shall execute and deliver such documentation and releases at the expense of the Guarantors as may be reasonably requested by any Guarantor to effectuate or evidence such termination or release.

18. Designation of Obligations as “Designated Secured Senior Indebtedness” Each Guarantor (including Parent), Borrower, the Agent and the Lenders expressly agree that the Obligations constitute “Designated Secured Senior Indebtedness” for purposes of, and as defined in, the 2018 Convertible Notes Indenture, in each case, as amended, modified or supplemented from time to time.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each Guarantor and Agent have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GUARANTORS:	ICONIX BRAND GROUP, INC., a Delaware corporation

	By:	/s/ David Jones
	Name:	David Jones
	Title:	Chief Financial Officer

[Signature Page to Guaranty]

GUARANTORS (continued):

ARTFUL HOLDINGS LLC, a Delaware limited liability company		ICON DE BRAND HOLDINGS CORP., a Delaware corporation

By:	/s/ David Jones	By:	/s/ David Jones
Name:	David Jones	Name:	David Jones
Title:	Chief Financial Officer	Title:	Chief Financial Officer

BADGLEY MISCHKA LICENSING LLC, a Delaware limited liability company		ICON CANADA JV HOLDINGS CORP., a Delaware corporation

By:	/s/ David Jones	By:	/s/ David Jones
Name:	David Jones	Name:	David Jones
Title:	Chief Financial Officer	Title:	Chief Financial Officer

BRIGHT STAR FOOTWEAR LLC, a New Jersey limited liability company		ICON ENTERTAINMENT LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name:	David Jones	Name:	David Jones
Title:	Chief Financial Officer	Title:	Chief Financial Officer

IBG BORROWER, LLC a Delaware limited liability company

By:	/s/ David Jones
Name:	David Jones
Title:	Chief Financial Officer

[Signature Page to Guaranty]

GUARANTORS (continued):

ICONIX CA HOLDINGS LLC, a Delaware limited liability company		IP HOLDINGS UNLTD LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name:	David Jones	Name:	David Jones
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ICONIX LATIN AMERICA LLC, a Delaware limited liability company		IP MANAGEMENT LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name:	David Jones	Name:	David Jones
Title:	Chief Financial Officer	Title:	Chief Financial Officer

IP HOLDINGS AND MANAGEMENT CORPORATION, a Delaware corporation		MICHAEL CARUSO & CO., INC., a California corporation

By:	/s/ David Jones	By:	/s/ David Jones
Name:	David Jones	Name:	David Jones
Title:	Chief Financial Officer	Title:	Chief Financial Officer

IP HOLDINGS LLC, a Delaware limited liability company		MOSSIMO HOLDINGS LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name:	David Jones	Name:	David Jones
Title:	Chief Financial Officer	Title:	Chief Financial Officer

[Signature Page to Guaranty]

GUARANTORS (continued):

MOSSIMO, INC.,		PILLOWTEX HOLDINGS AND
a Delaware corporation		MANAGEMENT LLC,
a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name:	David Jones	Name:	David Jones
Title:	Chief Financial Officer	Title:	Chief Financial Officer

OFFICIAL-PILLOWTEX LLC,		SCION BBC LLC,
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name:	David Jones	Name:	David Jones
Title:	Chief Financial Officer	Title:	Chief Financial Officer

OP HOLDINGS AND MANAGEMENT CORPORATION, a Delaware corporation		SCION LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name:	David Jones	Name:	David Jones
Title:	Chief Financial Officer	Title:	Chief Financial Officer

OP HOLDINGS, LLC, a Delaware limited liability company		SHARPER IMAGE HOLDINGS AND MANAGEMENT CORP., a Delaware corporation

By:	/s/ David Jones	By:	/s/ David Jones
Name:	David Jones	Name:	David Jones
Title:	Chief Financial Officer	Title:	Chief Financial Officer

[Signature Page to Guaranty]

GUARANTORS (continued):

SHARPER IMAGE HOLDINGS LLC, a Delaware limited liability company		UMBRO IP HOLDINGS LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name:	David Jones	Name:	David Jones
Title:	Chief Financial Officer	Title:	Chief Financial Officer

LC PARTNERS US, LLC,		UMBRO SOURCING LLC,
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name:	David Jones	Name:	David Jones
Title:	Chief Financial Officer	Title:	Chief Financial Officer

STUDIO HOLDINGS AND MANAGEMENT CORPORATION, a Delaware corporation		UNZIPPED APPAREL LLC, a Delaware limited liability company

By:	/s/ David Jones	By:	/s/ David Jones
Name:	David Jones	Name:	David Jones
Title:	Chief Financial Officer	Title:	Chief Financial Officer

STUDIO IP HOLDINGS LLC, a Delaware limited liability company		ZY HOLDINGS AND MANAGEMENT CORP., a Delaware corporation

By:	/s/ David Jones	By:	/s/ David Jones
Name:	David Jones	Name:	David Jones
Title:	Chief Financial Officer	Title:	Chief Financial Officer

[Signature Page to Guaranty]

AGENT:

Cortland Capital Market Services LLC, a Delaware Limited Liability Company

By:	/s/ Emily Ergang Pappas
Name:	Emily Ergang Pappas
Title:	Associate Counsel

[Signature Page to Guaranty]

EXHIBIT A

[FORM OF COUNTERPART FOR ADDITIONAL GUARANTORS]

This COUNTERPART (this “Counterpart”), dated                              , 20        , is delivered pursuant to Section 14 of the Guaranty referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Guaranty, dated as of August 2, 2017 (as it may be from time to time amended, restated, amended and restated, supplemented or otherwise modified, the “Guaranty”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among the Guarantors named therein and Cortland Capital Market Services LLC, as Agent. The undersigned, by executing and delivering this Counterpart, hereby becomes an Additional Guarantor under the Guaranty in accordance with Section 14 thereof and agrees to be bound by all of the terms thereof.

IN WITNESS WHEREOF, the undersigned has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of                              , 20        .

[NAME OF ADDITIONAL GUARANTOR]

By:

Name:

Title:

Address: